UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2024

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Brigham Street, Unit 4, Marlborough, MA 01752
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, (i) on October 28, 2022, Ondas Holdings Inc. (the "Company"), filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement for the offer of 3% senior convertible notes due 2023 in the aggregate original principal amount of $34,500,000, as (x) amended and exchanged for the 3% Series B-1 senior convertible note due 2024 and (y) subsequently amended by the Agreement and Waiver, dated July 21, 2023 (the “Exchange Notes”) and (ii) on July 25, 2023, the Company filed with the SEC a prospectus supplement for the offer of 3% Series B-2 senior convertible notes due 2025 in the aggregate original principal amount of $11,500,000 (the “Additional Notes,” together with the Exchange Note, the "Notes"). The Notes are convertible into shares of common stock, par value $0.0001 (“Common Stock”) of the Company under certain conditions, pursuant to the terms of the Notes. The Notes and Common Stock underlying the Notes were registered pursuant to a shelf registration statement on Form S-3 (Reg No. 333-252571) (the “2021 Registration Statement”), which was declared effective on February 5, 2021. In accordance with SEC rules, the 2021 Registration Statement expired on February 5, 2024, the three-year anniversary of the date on which it was declared effective. On February 2, 2024, the Company initially filed a new shelf registration statement on Form S-3 (Reg. No. 276852), which was declared effective on February 15, 2024 (the “2024 Registration Statement”).

On February 21, 2024, the Company filed (i) a prospectus supplement with the SEC for the offer of the Exchange Notes and (ii) a prospectus supplement with the SEC for the offer of the Additional Notes.

Oppenheimer & Co. Inc. served as our sole placement agent to use its reasonable efforts to solicit offers to purchase our securities in the offering.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The legal opinions of Snell& Wilmer L.L.P. relating to the legality of the issuance and sale of the Exchange Note and Additional Note and the issuance of the shares of the Company's common stock on conversion of the Exchange Note and Additional Note are attached as Exhibit 5.1 and Exhibit 5.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The legal opinions of Akerman LLP relating to the legal, valid and binding obligations of the Company under the Exchange Note and Additional Note, and the enforceability against the Company in accordance with the terms of the Exchange Note and Additional Note, are attached as Exhibit 5.3 and Exhibit 5.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Snell & Wilmer L.L.P.
5.2	Opinion of Snell & Wilmer L.L.P.
5.3	Opinion of Akerman LLP.
5.4	Opinion of Akerman LLP.
23.1	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1).
23.2	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.2).
23.3	Consent of Akerman LLP (included in Exhibit 5.3).
23.4	Consent of Akerman LLP (included in Exhibit 5.4).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2024	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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